SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) September 14, 2005
                                                         ------------------

                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)

         New Jersey                      1-1031                  22-0743290
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ         08875-6707
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (732) 469-8300
                                                   --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                                                     Page 2 of 3



                               RONSON CORPORATION
                                 FORM 8-K INDEX


                                                                            PAGE
                                                                            ----

ITEM 3.01 NOTICE OF DELISING OR FAILURE TO SATISFY A CONTINUED
            LISTING RULE OR STANDARD; TRANSFER OF LISTING                     3

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS                                   3







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                                                                     Page 3 of 3

Item 3.01 Notice of Delisting or Failure To Satisfy a Continued Listing Rule or Standard; Transfer of Listing

         Due to the death of one of the Company's independent directors, Mr. Saul H. Weisman, on September 8, 2005, Ronson Corporation (the "Company") was notified by NASDAQ on September 14, 2005 that the Company no longer complies with NASDAQ's independent director requirements as set forth in Marketplace Rule 4350.

         The Company will appoint a new independent director to its Board well within the cure period provided under NASDAQ's rules. The Company's Nominating Committee has already identified a qualified independent director, who has accepted. The appointment to the Board of the new independent director is scheduled for tomorrow.

Item 9.01. Financial Statements and Exhibits

           a) Financial Statements: None.

           b) Pro Forma Financial Information: None.

           c) Exhibits: None


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Ronson Corporation


                                               /s/ Daryl K. Holcomb
                                               ------------------------
                                               Daryl K. Holcomb
                                               Vice President &
                                               Chief Financial Officer,
                                               Controller and Treasurer
Dated:  September 21, 2005